UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2018 (October 24, 2018)

SYNCHRONOSS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, 8th Floor Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)                                 The annual meeting of stockholders of the Company was held on October 24, 2108.

(b)                                 The stockholders elected all three of the Company’s nominees for director, ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year 2018, approved the advisory proposal on executive compensation and approved the increase of the number of shares available for issuance under the Company’s Employee Stock Purchase Plan. Of the 53,318,448 shares of the Company’s common stock (including 10,658,351 shares of common stock underlying the Company’s outstanding Series A Convertible Participating Perpetual Preferred Stock (the “Series A Preferred Stock”), subject to the 19.99% voting cap set forth in that certain the Certificate of Designation setting forth the rights, preferences, privileges, qualifications, restrictions and limitations on the Series A Preferred Stock as filed with the Secretary of State of the State of Delaware (the “Series A Certificate”)), entitled to vote at the Annual Meeting, 40,357,250 shares, or approximately 75.7%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

A.                                    Election of Directors:

Director	Shares For	Shares Withheld	Broker Non-Votes
William Cadogan	25,388,670	2,081,474	12,887,106
Stephen Waldis	26,014,353	1,455,791	12,887,106
Glenn Lurie	26,493,338	976,806	12,887,106

In addition, the holders of a majority of the Series A Preferred Stock, voting separately as a class, elected by written consent Frank Baker and Peter Berger as the directors nominated and elected by the holders of Series A Preferred Stock in accordance with the Series A Certificate.

B.                                    Ratification of Ernst & Young LLP:

Shares For:	37,844,844
Shares Against:	2,343,918
Shares Abstaining:	168,488
Broker Non-Votes:	0

C.                                    Advisory Vote on Executive Compensation:

Shares For:	24,345,307
Shares Against:	2,838,373
Shares Abstaining:	286,464
Broker Non-Votes:	12,887,106

D.                                    Approval of Increase of Number of Shares Issuable Under the Company’s Employee Stock Purchase Plan:

Shares For:	26,021,637
Shares Against:	1,379,622
Shares Abstaining:	68,885
Broker Non-Votes:	12,887,106

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2018	SYNCHRONOSS TECHNOLOGIES, INC.

	By:	/s/ David Clark
		Name:	David Clark
		Title:	Chief Financial Officer